July 1, 2004

                 Supplement to the Class Y Shares Prospectus of:

Fund                                                    Prospectus Date

Pioneer Bond Fund                                       10/29/03
Pioneer Cash Reserves Fund                              4/30/04
Pioneer Emerging Markets Fund                           4/1/04
Pioneer Equity Income Fund                              3/1/04
Pioneer Europe Fund                                     3/1/04
Pioneer Fund                                            4/30/04
Pioneer Growth Shares                                   4/30/04
Pioneer High Yield Fund                                 3/1/04
Pioneer Mid Cap Value Fund                              3/1/04
Pioneer Real Estate Shares                        4/29/04 (supplemented 5/3/04)
Pioneer Tax Free Income Fund                            4/30/04

The following supplements the corresponding sections of the prospectus. Please refer to the prospectus for the main text of the supplemented sections.

The section entitled "General rules on buying, exchanging and selling your fund shares - Waivers of the minimum investment amount" is supplemented with the following:

Investment Minimum for Class Y shares

The fund will accept an initial investment of less than $5 million if:

o The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Y shares of the Pioneer funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

o The investment is made by another Pioneer fund.

The second paragraph under the heading entitled "Buying, exchanging and selling shares - Shareowner account policies - Signature guarantees and other requirements" is supplemented with the following:

Signature Guarantees

All Pioneer funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted.


                                                                   15658-00-0704
                                        (C) 2004 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC